EXHIBIT 99.2

LA-Z-BOY INCORPORATED
CONSOLIDATED STATEMENT OF INCOME

	Unaudited For the Quarter Ended		Unaudited For the Year Ended
(Amounts in thousands, except per share data)	4/26/2014	4/27/2013	4/26/2014	4/27/2013
Sales	$353,020	$345,840	$1,357,318	$1,273,877
Cost of sales
Cost of goods sold	229,563	225,454	888,025	854,542
Restructuring	4,954	(29)	4,839	2,480
Total cost of sales	234,517	225,425	892,864	857,022
Gross profit	118,503	120,415	464,454	416,855
Selling, general and administrative expense	95,974	93,266	375,158	349,101
Restructuring	—	28	—	151
Operating income	22,529	27,121	89,296	67,603
Interest expense	137	234	548	746
Interest income	222	186	761	620
Other income, net	943	692	2,050	3,208
Income from continuing operations before income taxes	23,557	27,765	91,559	70,685
Income tax expense	8,597	8,690	31,383	23,520
Income from continuing operations	14,960	19,075	60,176	47,165
Income (loss) from discontinued operations, net of tax	(2,403)	(583)	(3,796)	17
Net income	12,557	18,492	56,380	47,182
Net income attributable to noncontrolling interests	(318)	(184)	(1,324)	(793)
Net income attributable to La-Z-Boy Incorporated	$12,239	$18,308	$55,056	$46,389

Net income attributable to La-Z-Boy Incorporated:
Income from continuing operations attributable to La-Z-Boy Incorporated	$14,642	$18,891	$58,852	$46,372
Income (loss) from discontinued operations	(2,403)	(583)	(3,796)	17
Net income attributable to La-Z-Boy Incorporated	$12,239	$18,308	$55,056	$46,389

Diluted weighted average shares	53,519	53,754	53,829	53,685

Diluted net income attributable to La-Z-Boy Incorporated per share:
Income from continuing operations attributable to La-Z-Boy Incorporated	$0.27	$0.34	$1.09	$0.85
Loss from discontinued operations	(0.04)	(0.01)	(0.07)	—
Diluted net income attributable to La-Z-Boy Incorporated per share	$0.23	$0.33	$1.02	$0.85

Dividends declared per share	$0.06	$0.04	$0.20	$0.08

LA-Z-BOY INCORPORATED
CONSOLIDATED BALANCE SHEET

	Unaudited As of
(Amounts in thousands, except par value)	4/26/2014	4/27/2013
Current assets
Cash and equivalents	$149,661	$131,085
Restricted cash	12,572	12,686
Receivables, net of allowance of $12,368 at 4/26/14 and $21,607 at 4/27/13	152,614	160,005
Inventories, net	147,009	146,343
Deferred income taxes – current	15,037	20,640
Business held for sale	4,290	—
Other current assets	41,490	30,121
Total current assets	522,673	500,880
Property, plant and equipment, net	127,535	118,060
Goodwill	13,923	12,837
Other intangible assets	4,544	4,838
Deferred income taxes – long-term	32,430	30,572
Other long-term assets, net	70,190	53,184
Total assets	$771,295	$720,371

Current liabilities
Current portion of long-term debt	$7,497	$513
Accounts payable	56,177	50,542
Business held for sale	832	—
Accrued expenses and other current liabilities	102,876	99,108
Total current liabilities	167,382	150,163
Long-term debt	277	7,576
Other long-term liabilities	73,918	70,664
Contingencies and commitments	—	—
Shareholders’ equity
Preferred shares – 5,000 authorized; none issued	—	—
Common shares, $1 par value – 150,000 authorized; 51,981 outstanding at 4/26/14 and 52,392 outstanding at 4/27/13	51,981	52,392
Capital in excess of par value	262,901	241,888
Retained earnings	238,384	226,044
Accumulated other comprehensive loss	(31,380)	(35,496)
Total La-Z-Boy Incorporated shareholders' equity	521,886	484,828
Noncontrolling interests	7,832	7,140
Total equity	529,718	491,968
Total liabilities and equity	$771,295	$720,371

LA-Z-BOY INCORPORATED
CONSOLIDATED STATEMENT OF CASH FLOWS

	Unaudited Fiscal Year Ended
(Amounts in thousands)	4/26/2014	4/27/2013
Cash flows from operating activities
Net income	$56,380	$47,182
Adjustments to reconcile net income to cash provided by operating activities
(Gain) loss on disposal of assets	616	(659)
Gain on sale of investments	(300)	(3,170)
Write-down of long-lived assets	1,149	—
Deferred income tax expense (benefit)	(216)	3,198
Restructuring	8,071	2,715
Provision for doubtful accounts	(2,651)	1,005
Depreciation and amortization	23,182	23,140
Stock-based compensation expense	8,739	11,458
Pension plan contributions	—	(23,480)
Change in receivables	3,337	7,139
Change in inventories	(9,444)	391
Change in other assets	(2,958)	(5,407)
Change in accounts payable	1,704	(6,088)
Change in other liabilities	3,223	11,016
Net cash provided by operating activities	90,832	68,440
Cash flows from investing activities
Proceeds from disposals of assets	2,233	4,455
Proceeds from sale of business	6,844	—
Capital expenditures	(33,730)	(25,912)
Purchases of investments	(54,233)	(49,589)
Proceeds from sales of investments	34,557	18,662
Acquisitions, net of cash acquired	(801)	(15,832)
Change in restricted cash	114	(9,825)
Net cash used for investing activities	(45,016)	(78,041)
Cash flows from financing activities
Payments on debt	(579)	(2,511)
Stock issued for stock and employee benefit plans	3,565	2,901
Excess tax benefit on stock option exercises	12,935	2,563
Purchases of common stock	(32,097)	(10,333)
Dividends paid	(10,514)	(4,236)
Net cash used for financing activities	(26,690)	(11,616)
Effect of exchange rate changes on cash and equivalents	(550)	(68)
Change in cash and equivalents	18,576	(21,285)
Cash and equivalents at beginning of period	131,085	152,370
Cash and equivalents at end of period	$149,661	$131,085

Supplemental disclosure of non-cash investing activities
Capital expenditures included in accounts payable	$5,303	$—

LA-Z-BOY INCORPORATED
SEGMENT INFORMATION

	Unaudited For the Quarter Ended		Unaudited For the Year Ended
(Amounts in thousands)	4/26/2014	4/27/2013	4/26/2014	4/27/2013
Sales
Upholstery segment:
Sales to external customers	$248,956	$245,381	$959,118	$902,454
Intersegment sales	36,749	33,910	139,932	127,311
Upholstery segment sales	285,705	279,291	1,099,050	1,029,765
Casegoods segment:
Sales to external customers	24,756	26,357	97,095	104,387
Intersegment sales	2,485	2,313	9,657	8,140
Casegoods segment sales	27,241	28,670	106,752	112,527
Retail segment sales	78,797	73,634	298,642	264,723
Corporate and Other	511	468	2,463	2,313
Eliminations	(39,234)	(36,223)	(149,589)	(135,451)
Consolidated sales	$353,020	$345,840	$1,357,318	$1,273,877

Operating Income (Loss)
Upholstery segment	$31,141	$30,679	$117,688	$95,571
Casegoods segment	1,383	1,539	3,397	3,703
Retail segment	2,864	3,994	11,128	4,099
Restructuring	(4,954)	2	(4,839)	(2,631)
Corporate and Other	(7,905)	(9,093)	(38,078)	(33,139)
Consolidated operating income	$22,529	$27,121	$89,296	$67,603

LA-Z-BOY INCORPORATED
UNAUDITED QUARTERLY FINANCIAL DATA

(Dollar amounts in thousands, except per share data)
Fiscal Quarter Ended	7/27/2013	10/26/2013	1/25/2014	4/26/2014
Sales	$305,502	$352,271	$346,525	$353,020
Cost of sales
Cost of goods sold	203,949	229,727	224,786	229,563
Restructuring	87	(142)	(60)	4,954
Total cost of sales	204,036	229,585	224,726	234,517
Gross profit	101,466	122,686	121,799	118,503
Selling, general and administrative expense	86,701	96,568	95,915	95,974
Operating income	14,765	26,118	25,884	22,529
Interest expense	136	133	142	137
Interest income	180	176	183	222
Other income (expense), net	537	(279)	849	943
Income from continuing operations before income taxes	15,346	25,882	26,774	23,557
Income tax expense	5,445	8,425	8,916	8,597
Income from continuing operations	9,901	17,457	17,858	14,960
Income (loss) from discontinued operations, net of tax	34	(440)	(987)	(2,403)
Net income	9,935	17,017	16,871	12,557
Net income attributable to noncontrolling interests	(345)	(273)	(388)	(318)
Net income attributable to La-Z-Boy Incorporated	$9,590	$16,744	$16,483	$12,239

Net income attributable to La-Z-Boy Incorporated:
Income from continuing operations attributable to La-Z-Boy Incorporated	$9,556	$17,184	$17,470	$14,642
Income (loss) from discontinued operations	34	(440)	(987)	(2,403)
Net income attributable to La-Z-Boy Incorporated	$9,590	$16,744	$16,483	$12,239

Diluted weighted average shares	53,051	53,261	53,226	53,519

Diluted net income attributable to La-Z-Boy Incorporated per share:
Income from continuing operations attributable to La-Z-Boy Incorporated	$0.18	$0.32	$0.33	$0.27
Loss from discontinued operations	—	(0.01)	(0.02)	(0.04)
Diluted net income attributable to La-Z-Boy Incorporated per share	$0.18	$0.31	$0.31	$0.23

Dividends declared per share	$0.04	$0.04	$0.06	$0.06

LA-Z-BOY INCORPORATED
UNAUDITED QUARTERLY FINANCIAL DATA

(Dollar amounts in thousands, except per share data)
Fiscal Quarter Ended	7/28/2012	10/27/2012	1/26/2013	4/27/2013
Sales	$286,598	$306,523	$334,916	$345,840
Cost of sales
Cost of goods sold	199,156	206,252	223,680	225,454
Restructuring	—	2,509	—	(29)
Total cost of sales	199,156	208,761	223,680	225,425
Gross profit	87,442	97,762	111,236	120,415
Selling, general and administrative expense	79,950	87,437	88,448	93,266
Restructuring	31	62	30	28
Operating income	7,461	10,263	22,758	27,121
Interest expense	173	191	148	234
Interest income	121	116	197	186
Other income (expense), net	(99)	212	2,403	692
Income from continuing operations before income taxes	7,310	10,400	25,210	27,765
Income tax expense	2,704	3,755	8,371	8,690
Income from continuing operations	4,606	6,645	16,839	19,075
Income (loss) from discontinued operations, net of tax	89	187	324	(583)
Net income	4,695	6,832	17,163	18,492
Net income attributable to noncontrolling interests	(297)	(213)	(99)	(184)
Net income attributable to La-Z-Boy Incorporated	$4,398	$6,619	$17,064	$18,308

Net income attributable to La-Z-Boy Incorporated:
Income from continuing operations attributable to La-Z-Boy Incorporated	$4,309	$6,432	$16,740	$18,891
Income (loss) from discontinued operations	89	187	324	(583)
Net income attributable to La-Z-Boy Incorporated	$4,398	$6,619	$17,064	$18,308

Diluted weighted average shares	53,040	53,268	53,401	53,754

Diluted net income attributable to La-Z-Boy Incorporated per share:
Income from continuing operations attributable to La-Z-Boy Incorporated	$0.08	$0.12	$0.31	$0.34
Income (loss) from discontinued operations	—	—	0.01	(0.01)
Diluted net income attributable to La-Z-Boy Incorporated per share	$0.08	$0.12	$0.32	$0.33

Dividends declared per share	$—	$—	$0.04	$0.04